9. GOING CONCERN	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

The Company has suffered losses from operations, has limited working capital and in all likelihood will be required to make significant future expenditures in connection with marketing efforts along with general administrative expenses. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company may raise additional capital through the sale of its equity securities, through an offering of debt securities, or through borrowings from financial institutions or related parties. By doing so, the Company hopes through marketing efforts to generate increased revenues from sales of its oil and gas maps. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.